                                                   AIM SUMMIT INVESTORS PLANS II

                                                                  PROSPECTUS
                                                               MARCH 2, 2004

AIM Summit Investors Plans II is a periodic payment plan that allows an investor to accumulate shares of AIM Summit Fund.

--------------------------------------------------------------------------------

Shares of AIM Summit Fund are offered to and may be purchased by the general public through AIM Summit Investors Plans I and AIM Summit Investors Plans II. Details about AIM Summit Fund are found in the AIM Summit Fund Prospectus located at the back of this Prospectus. You should read both this Prospectus and the AIM Summit Fund Prospectus and keep both Prospectuses for future reference. Information concerning AIM Summit Investors Plans I, which is currently closed to new investors, can be found in a separate Prospectus.

As with all other investment company securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Prospectus Enclosed
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--
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                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INTRODUCTION                                         1
------------------------------------------------------
Purpose and Benefits of the Plans                    1

Description of the Plans                             1

Investment Objective of the Fund                     1

Principal Risks of Investing in the Plans            1

Cancellation and Refund Rights                       1

Right to Receive Notice Regarding Certain
  Changes in the Plans                               1

Termination of the Plan                              1

FEE TABLE                                            2
------------------------------------------------------
A TYPICAL $50 MONTHLY INVESTMENT PLAN                2
------------------------------------------------------
CHOOSING YOUR INVESTMENT AMOUNT                      3
------------------------------------------------------
Allocation of Investments and Deductions             3

Total 25 Year Allocations of Investments
  and Deductions When Extended Investment
  Option Is Used                                     4

INVESTMENTS                                          5
------------------------------------------------------
Making Your Plan Investments                         5

  By Check                                           5

  Automatic Investment Program                       5

Extended Investment Option                           5

Creation and Sales Charges                           5

Rights of Accumulation                               5

Making Preinvestments to Complete the Plan
  Ahead of Schedule                                  6

Changing the Face Amount of a Plan                   6

WITHDRAWALS AND TERMINATION                          6
------------------------------------------------------
Timing of Receipt of Proceeds on
  Redemptions of Fund Shares                         6

Partial Withdrawals Without Terminating a
  Plan                                               6

Complete Withdrawal or Termination                   7

Plan Reinstatement Privilege                         7

Exchanging Fund Shares                               7

PLANHOLDER OPTIONS AND SERVICES                      8
------------------------------------------------------
Retirement Plans                                     8

Systematic Withdrawal Program                        8

Federal Income Tax Withholding                       8

Statements, Reports and Notices                      8

RIGHTS AND POLICIES                                  8
------------------------------------------------------
Cancellation and Refund Rights                       8

Voting Rights                                        9

Transfer or Assignment Rights                        9

Termination of a Plan by the Sponsor or
  Custodian                                          9

Substitution of Shares                               9

Plan Completion                                     10

SERVICE CHARGES AND OTHER FEES                      10
------------------------------------------------------
Custodian Fees and Sponsor Charges                  10

DIVIDENDS, CAPITAL GAINS AND TAXES                  11
------------------------------------------------------
ADDITIONAL INFORMATION                              12
The Custodian                                       12

The Sponsor                                         12

General                                             13

TRANSCRIPT OF A HYPOTHETICAL PLAN ACCOUNT           14
------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS                   15
------------------------------------------------------

FINANCIAL STATEMENTS                                16
------------------------------------------------------

AIM SUMMIT FUND PROSPECTUS                         A-1
------------------------------------------------------

No salesman, dealer or other person is authorized by A I M Distributors, Inc. or AIM Summit Fund to give any information or make any representation other than those contained in this Prospectus or in the Prospectus of the AIM Summit Fund or in any other printed or written material authorized by A I M Distributors, Inc. or AIM Summit Fund, and no person should rely upon any information not contained in these materials.

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

INTRODUCTION
--------------------------------------------------------------------------------

PURPOSE AND BENEFITS OF THE PLANS

AIM Summit Investors Plans II (the plans) are designed to provide you an effective and convenient method to create an investment fund to meet your future needs by systematically investing a modest sum each month in shares of AIM Summit Fund (the fund). The plans have invested in shares of the fund since inception. Prior to July 24, 2000, the plans invested in Class II shares of the fund. Effective July 24, 2000, the Class II shares were reclassified and changed into the shares in which the plans currently invest (formerly known as Class I shares). Many people recognize the desirability of accumulating an investment portfolio through a planned long-range investment program, but find it difficult to save the necessary money to make periodic stock purchases.

    Payments made under a plan are applied, after authorized deductions, to the purchase of shares of the fund at net asset value. Ownership of shares of the fund through a plan provides you with several advantages:

    (1) Diversification--By pooling the money invested by many investors, the fund will be able to reduce (but not eliminate) risk by diversifying its holdings among many securities in order to minimize the impact on the portfolio of the volatility of any single investment.

    (2) Economics of Size--Purchases and sales of securities often entail disproportionately large unit costs on small transactions. The size and volume of the fund's portfolio transactions should enable it to effect transactions at better net unit prices than an individual could achieve.

    (3) Professional Management--Investors may benefit from the full-time skill and attention of professional managers.

DESCRIPTION OF THE PLANS

The plans are offered by A I M Distributors, Inc., the sponsor and principal underwriter (AIM Distributors or the Sponsor). State Street Bank and Trust Company (State Street or the Custodian) acts as Custodian for the plans pursuant to a Custodian Agreement, dated April 29, 1999, as amended on July 24, 2000 (the Custodian Agreement). Boston Financial Data Services, Inc. (BFDS) acts as the servicing agent for the Custodian and will maintain all records regarding your account. A plan calls for fixed monthly investments for 15 years (180 investments), with the option to make additional monthly investments for up to a total of 25 years (300 investments).

    Shares of the fund should be considered a long-term investment and are not suitable if you are seeking quick profits or if you might not be able to complete a plan. A sales load (Creation and Sales Charge) of up to 50% is deducted from the first 12 investments and paid to the Sponsor. There is no Creation and Sales Charge on payments 13 through 300.

    Investments made through a plan will not result in direct ownership of shares of the fund. Your plan represents an interest in a trust which has direct ownership of such shares. You have a beneficial interest in the underlying shares of the fund.

INVESTMENT OBJECTIVE OF THE FUND

The fund's investment objective is growth of capital.

PRINCIPAL RISKS OF INVESTING IN THE PLANS

The value of the fund's shares will change when the values of the securities in the fund's portfolio change. A plan calls for monthly investments at regular intervals regardless of the value of the fund's shares. You should therefore consider your financial ability to continue a plan. A plan offers no assurance against loss in a declining market. Terminating a plan at a time when the value of the fund's shares then held is less than their cost could result in a loss, though shares of the fund may continue to be held directly by you following the termination of a plan. Prepayment of all or part of the first year's investments in a plan increases the possible loss in the event of early termination. Because of the Creation and Sales Charge, you will probably lose money if you withdraw an investment or terminate your plan during the early years of your plan.

CANCELLATION AND REFUND RIGHTS

You have certain rights regarding the refund of Creation and Sales Charges if you terminate your plan. These rights are described in more detail under "Rights and Policies."

RIGHT TO RECEIVE NOTICE REGARDING CERTAIN CHANGES IN THE PLANS

The Custodian Agreement sets forth the terms and conditions of the plans, as described in this prospectus, and cannot be amended in such a manner as to adversely affect your rights and privileges without your written consent. For more information regarding the Custodian, see "The Custodian."

    The Sponsor may not substitute shares of another investment as the underlying investment without advance notice to you. For more information regarding substitutions, see "Substitution of Shares."

    The identity of the Sponsor or the Custodian may change without advance notice to you. For more information regarding a change of Custodian, see "The Custodian."

TERMINATION OF THE PLAN

A plan may be terminated by the Custodian or Sponsor if you fail to make investments under your plan for a period of 6 months or if shares of the fund are not available and a substitution is not made. See "Termination of a Plan by the Sponsor or Custodian."

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                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

FEE TABLE
--------------------------------------------------------------------------------

These are the estimated fees and expenses you may pay if you invest in a plan.

PLAN OWNER FEES
-------------------------------------------------------------------------------
(deducted directly from your plan investments)
-------------------------------------------------------------------------------
Creation and Sales Charges when you buy shares as a percentage of net
amount invested                                                          50.00%(1)
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (2)
-------------------------------------------------------------------------------
(deducted from the assets of the fund as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Management Fees(3)                                                        0.64%

Distribution and/or Service (12b-1) Fees(4)                               0.30%

Other Expenses                                                            0.24%

Total Annual Fund Operating Expenses                                      1.18%

Fee Waiver and Expense Reimbursement(4)                                   0.19%

Net Expenses                                                              0.99%
-------------------------------------------------------------------------------

(1) Creation and Sales Charges of up to 50% will be deducted from your first 12 investments. If you complete scheduled payments over a 15-year plan, you will pay Creation and Sales Charges of up to 3.33%. Creation and Sales Charges are paid to the Sponsor in consideration of activities undertaken by the Sponsor to facilitate the sale of the plans.
(2) There is no guarantee that actual expenses will be the same as those shown.
(3) The management fee is paid to A I M Advisors, Inc. (the advisor). The advisor serves as the fund's investment advisor and is responsible for its day-to-day management.
(4) Distribution and/or Service (12b-1) Fees are paid by the fund to the Sponsor pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended. The Distribution Plan provides for payments to be made to the Sponsor to finance any activity which is primarily intended to result in the sale of fund shares. Amounts paid out pursuant to the Distribution Plan may also be used to finance payments of service fees under a shareholder service arrangement and the costs of administering the Distribution Plan. The Sponsor has contractually agreed to waive 0.20% of the Distribution and/or Service Fees applicable to shares of the fund beneficially owned through AIM Summit Investors Plans II. Accruing fees at two different rates results in a blended rate, which will increase as a percentage of average daily net assets of the fund as additional shares of the fund are acquired outside AIM Summit Investors Plans II.

A TYPICAL $50 MONTHLY INVESTMENT PLAN
--------------------------------------------------------------------------------

This table shows you the investments and deductions under a plan for a typical $50 monthly investment plan. The 15-year schedule assumes that all investments were made in accordance with the terms of the plan. The 25-year schedule reflects the changes applicable to a 15-year plan that is continued under the Extended Investment Option. The table does not reflect fund performance, fund expenses, the payment of any dividends or distributions by the fund, or custodian fees. Custodian fees are voluntarily paid by the fund and are reflected under "Other Expenses" of the Fee Table.

                                                                 AT THE END OF          AT THE END OF           AT THE END OF
                                                                    6 MONTHS                1 YEAR                 2 YEARS
                                                                (6 INVESTMENTS)        (12 INVESTMENTS)       (24 INVESTMENTS)
                                                              --------------------   --------------------   ---------------------
                                                % OF TOTAL             % OF TOTAL             % OF TOTAL              % OF TOTAL
                                      AMOUNT    INVESTMENTS   AMOUNT   INVESTMENTS   AMOUNT   INVESTMENTS   AMOUNT    INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
    15 YEARS (180 INVESTMENTS)
-----------------------------------
Total Investments                    $ 9,000      100.00%      $300        100%       $600        100%      $1,200        100%
Deduct:
    Creation and Sales Charge        $   300        3.33%      $150         50%       $300         50%      $  300         25%
Net Amount Invested Under Plan       $ 8,700       96.67%      $150         50%       $300         50%      $  900         75%

    25 YEARS (300 INVESTMENTS)
-----------------------------------
Total Investments                    $15,000      100.00%      $300        100%       $600        100%      $1,200        100%
Deduct:
    Creation and Sales Charges       $   300        2.00%      $150         50%       $300         50%      $  300         25%
Net Amount Invested Under Plan       $14,700       98.00%      $150         50%       $300         50%      $  900         75%


    Trustees, directors, officers and full time employees of the fund and the Sponsor and its affiliates may purchase and make investments in plans directly through the Sponsor without deduction of Creation and Sales Charges. Any expense incurred by the Sponsor during such sales are expected to be minimal.

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

CHOOSING YOUR INVESTMENT AMOUNT
--------------------------------------------------------------------------------

Use the following tables to select among the range of available monthly plan investment options. Each table shows the face amount of the plan and the Creation and Sales Charges that will be charged and the total charges as a percentage of the total amount invested under a plan and as a percentage of the net amount invested. This information is based solely on investments made under a plan and does not reflect any investment performance, dividend or income from the fund over the period of a plan, or expenses of the fund or any other charges.

ALLOCATION OF INVESTMENTS AND DEDUCTIONS--15 YEAR PLANS

                                                                       % OF TOTAL DEDUCTIONS
                                   CREATION AND SALES CHARGES         ------------------------
                              -------------------------------------                   TO NET
 MONTHLY         TOTAL           PER           PER                                  INVESTMENT    MONTHLY
INVESTMENT    INVESTMENTS     INVESTMENT   INVESTMENT                  TO TOTAL      IN FUND     INVESTMENT
   UNIT      (FACE AMOUNT)    1 THRU 12    13 THRU 180     TOTAL      INVESTMENTS     SHARES        UNIT
-----------------------------------------------------------------------------------------------------------
$   50.00    $    9,000.00    $   25.00        $0        $   300.00      3.33%         3.45%     $    50.00
    75.00        13,500.00        37.50         0            450.00      3.33%         3.45%          75.00
   100.00        18,000.00        50.00         0            600.00      3.33%         3.45%         100.00
   125.00        22,500.00        62.50         0            750.00      3.33%         3.45%         125.00
   150.00        27,000.00        75.00         0            900.00      3.33%         3.45%         150.00
   166.66        29,998.80        83.33         0            999.96      3.33%         3.45%         166.66
   200.00        36,000.00       100.00         0          1,200.00      3.33%         3.45%         200.00
   250.00        45,000.00       125.00         0          1,500.00      3.33%         3.45%         250.00
   291.66        52,498.80       145.83         0          1,749.96      3.33%         3.45%         291.66
   300.00        54,000.00       150.00         0          1,800.00      3.33%         3.45%         300.00
   333.33        59,999.40       166.67         0          2,000.04      3.33%         3.45%         333.33
   350.00        63,000.00       175.00         0          2,100.00      3.33%         3.45%         350.00
   375.00        67,500.00       187.50         0          2,250.00      3.33%         3.45%         375.00
   400.00        72,000.00       200.00         0          2,400.00      3.33%         3.45%         400.00
   450.00        81,000.00       225.00         0          2,700.00      3.33%         3.45%         450.00
   500.00        90,000.00       250.00         0          3,000.00      3.33%         3.45%         500.00
   600.00       108,000.00       300.00         0          3,600.00      3.33%         3.45%         600.00
   700.00       126,000.00       350.00         0          4,200.00      3.33%         3.45%         700.00
   800.00       144,000.00       400.00         0          4,800.00      3.33%         3.45%         800.00
   900.00       162,000.00       450.00         0          5,400.00      3.33%         3.45%         900.00
 1,000.00       180,000.00       500.00         0          6,000.00      3.33%         3.45%       1,000.00
 1,250.00       225,000.00       625.00         0          7,500.00      3.33%         3.45%       1,250.00
 1,500.00       270,000.00       675.00         0          8,100.00      3.00%         3.09%       1,500.00
 1,750.00       315,000.00       700.00         0          8,400.00      2.67%         2.74%       1,750.00
 2,000.00       360,000.00       750.00         0          9,000.00      2.50%         2.56%       2,000.00
 2,500.00       450,000.00       812.50         0          9,750.00      2.17%         2.21%       2,500.00
 5,000.00       900,000.00     1,250.00         0         15,000.00      1.67%         1.69%       5,000.00
10,000.00     1,800,000.00     1,500.00         0         18,000.00      1.00%         1.01%      10,000.00

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                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

TOTAL 25 YEAR ALLOCATIONS OF INVESTMENTS AND DEDUCTIONS WHEN EXTENDED INVESTMENT OPTION IS USED

                                  CREATION AND SALES CHARGE            % OF TOTAL DEDUCTIONS
                             ------------------------------------   ---------------------------
 MONTHLY         TOTAL          PER           PER                       TO           TO NET        MONTHLY
INVESTMENT    INVESTMENTS    INVESTMENT   INVESTMENT                   TOTAL      INVESTMENT IN   INVESTMENT
   UNIT      (FACE AMOUNT)   1 THRU 12    13 THRU 300     TOTAL     INVESTMENTS    FUND SHARES       UNIT
------------------------------------------------------------------------------------------------------------
$   50.00    $  15,000.00     $  25.00        $0        $  300.00      2.00%          2.04%       $    50.00
    75.00       22,500.00        37.50         0           450.00      2.00%          2.04%            75.00
   100.00       30,000.00        50.00         0           600.00      2.00%          2.04%           100.00
   125.00       37,500.00        62.50         0           750.00      2.00%          2.04%           125.00
   150.00       45,000.00        75.00         0           900.00      2.00%          2.04%           150.00
   166.66       49,998.00        83.33         0           999.96      2.00%          2.04%           166.66
   200.00       60,000.00       100.00         0         1,200.00      2.00%          2.04%           200.00
   250.00       75,000.00       125.00         0         1,500.00      2.00%          2.04%           250.00
   291.66       87,498.00       145.83         0         1,749.96      2.00%          2.04%           291.66
   300.00       90,000.00       150.00         0         1,800.00      2.00%          2.04%           300.00
   333.33       99,999.00       166.67         0         2,000.04      2.00%          2.04%           333.33
   350.00      105,000.00       175.00         0         2,100.00      2.00%          2.04%           350.00
   375.00      112,500.00       187.50         0         2,250.00      2.00%          2.04%           375.00
   400.00      120,000.00       200.00         0         2,400.00      2.00%          2.04%           400.00
   450.00      135,000.00       225.00         0         2,700.00      2.00%          2.04%           450.00
   500.00      150,000.00       250.00         0         3,000.00      2.00%          2.04%           500.00
   600.00      180,000.00       300.00         0         3,600.00      2.00%          2.04%           600.00
   700.00      210,000.00       350.00         0         4,200.00      2.00%          2.04%           700.00
   800.00      240,000.00       400.00         0         4,800.00      2.00%          2.04%           800.00
   900.00      270,000.00       450.00         0         5,400.00      2.00%          2.04%           900.00
 1,000.00      300,000.00       500.00         0         6,000.00      2.00%          2.04%         1,000.00
 1,250.00      375,000.00       625.00         0         7,500.00      2.00%          2.04%         1,250.00
 1,500.00      450,000.00       675.00         0         8,100.00      1.80%          1.83%         1,500.00
 1,750.00      525,000.00       700.00         0         8,400.00      1.60%          1.63%         1,750.00
 2,000.00      600,000.00       750.00         0         9,000.00      1.50%          1.52%         2,000.00
 2,500.00      750,000.00       812.50         0         9,750.00      1.30%          1.32%         2,500.00
 5,000.00    1,500,000.00     1,250.00         0        15,000.00      1.00%          1.01%         5,000.00
10,000.00    3,000,000.00     1,500.00         0        18,000.00      0.60%          0.60%        10,000.00

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

INVESTMENTS
--------------------------------------------------------------------------------

MAKING YOUR PLAN INVESTMENTS

To start a plan, you must complete an Account Application indicating your monthly plan investment amount. You may make plan investments by check or automatically. Plan investments, after deduction of applicable Creation and Sales Charges, will be invested in the fund's shares at net asset value.

BY CHECK

Your check should be in the amount of your initial monthly investment and made payable to State Street Bank and Trust Company (the Custodian) and mailed to Boston Financial Data Services, Inc. (BFDS), P.O. Box 8300, Boston, Massachusetts 02266-8300.

AUTOMATIC INVESTMENT PROGRAM

If you wish to have investments in your plan made automatically, without having to write a check each month, you may request that investments be made by means of pre-authorized checks. Under this program, BFDS will draft your bank account each month, in the amount of your monthly investment. You may also choose to have investments in your plan made automatically through a military or government allotment.

    To initiate a pre-authorized check investment program, you should complete the appropriate forms and forward them to BFDS. You may terminate a pre-authorized check investment program at any time by notification to BFDS at least five days prior to the date of the next scheduled draft.

    After your Account Application has been accepted and initial investment has been received, you will receive a statement showing the number of shares of the fund purchased for your account.

EXTENDED INVESTMENT OPTION

You may continue making monthly investments through an Extended Investment Option after completing all scheduled investments under your plan. These additional investments are subject to the same deductions as applied to your last scheduled investment. The Custodian may increase the Custodian fee applicable during this period to the rate then being charged for new plans of the same denomination. In no case, however, would the new rate be more than 75% higher than the current annual rate of the Custodian fees. You may stop all future additional investments under this option by notifying BFDS in writing.

    If the Extended Investment Option is terminated for any reason, the Custodian may increase its fee to the rate then currently being charged for new plans of the same denomination.

CREATION AND SALES CHARGES

The Sponsor receives Creation and Sales Charges as compensation for its services and costs in creating the plans and arranging for their administration, for making the fund's shares available to you at their net asset value and for selling expenses and commissions with respect to the plans. These charges are deducted from each of the first 12 monthly investments. For example, on a $50 per month Plan, $25.00 is deducted from each of the first 12 investments.

    The Sponsor has entered into Dealer Agreements with selected dealers, pursuant to which such dealers may offer the plans for sale to their clients. Under the Dealer Agreements, the dealers are paid commissions on sales of the plans. A complete commission schedule is filed with the Securities and Exchange Commission as part of the plans' registration statement.

    During the fiscal years ended October 31, 2003, 2002 and 2001, total investments made by all planholders amounted to $43,463,265, $39,039,371 and $33,372,374, respectively. The amount of Creation and Sales Charges deducted from these investments was $2,986,046, $5,241,866 and $8,239,876, respectively, of which amount $228,019, $406,789 and $742,937, respectively, was retained by the Sponsor and $2,758,027, $4,835,077 and $7,496,939, respectively, was paid to investment dealers who participated in the sale of plans.

RIGHTS OF ACCUMULATION

You, your spouse, your children under the age of 21 and a trustee may combine the face amounts of two or more plans purchased at any time and the value of any other AIM Funds or AIM plans then owned to take advantage of the lower Creation and Sales Charges available on larger sized investments.

    You and the other persons listed in the preceding paragraph may also qualify for a reduced Creation and Sales Charge on a new plan purchase by combining the face amount of any existing AIM plan(s) on which investments are current with the face amount of the new purchase or when increasing the face amount of any existing plan(s) on which investments are current.

    For rights of accumulation, a plan is considered to be current if:

    (a) it has been completed and not redeemed;

    (b) it has not been completed but has at least as many investments recorded as there are months elapsed since establishment or since being increased; or

    (c) investments made through a qualified retirement plan or an IRA.

    Reduced Creation and Sales Charges apply to investments made after the Sponsor has been notified of the eligibility of such plans for reduced Creation and Sales Charges and has received the information necessary to confirm such eligibility. In the case of existing IRA plans which cannot be increased in face amount due to applicable IRA contribution limits, reduced Creation and Sales Charges will apply to investments made on both the existing plan and the new plan.

    To qualify for reduced Creation and Sales Charges, you must submit the Account Applications for any new plans involved at the same time and include a letter from you (or your dealer) referencing any existing plans involved and requesting that the face amounts of your plans be aggregated for the purpose of determining applicable Creation and Sales Charges. If you discontinue investments under one or more of your plans, you will be responsible for paying the Creation and Sales Charges previously avoided.

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

MAKING PREINVESTMENTS TO COMPLETE THE PLAN AHEAD OF SCHEDULE

You may complete a plan ahead of schedule by making investments in advance of their due dates, but you may make no more than 24 investments in any calendar year, including any regularly-scheduled monthly investments. In addition to these advance investments, you may make an additional 24 investments which may be made initially or at any time during the life of the plan. You may not make advanced investments if doing so would cause your plan to be more than 48 investments ahead of schedule. You may accumulate and pay investments in a lump sum. These limitations may be waived only:

    (a) to make a plan that is in arrears current;

    (b) for a rollover or transfer of assets from a qualified retirement plan or IRA; or

    (c) in the event of your death, to allow the plan to be completed at one time by the estate or beneficiary.

    You will not avoid Creation and Sales Charges by making investments ahead of schedule.

CHANGING THE FACE AMOUNT OF A PLAN

You may increase the amount of your plan at any time. In addition, prior to making the 12th investment under a plan, you may decrease the amount of your plan by as much as 50% of the face amount. You should send requests for changes in the face amount of your plan to BFDS. The revised plan must be in one of the denominations listed on page 4. The Creation and Sales Charges already paid on the existing plan will be recomputed and applied as a credit to the Creation and Sales Charges due on the revised plan at the time that it is established. For a period of 12 months following an increase in the face value of a plan, you may reduce the face value of the plan to an amount not less than the original face value. Investments already made will be credited to the revised plan.

WITHDRAWALS AND TERMINATION
--------------------------------------------------------------------------------

TIMING OF RECEIPT OF PROCEEDS ON REDEMPTIONS OF FUND SHARES

You will be sent the proceeds of a partial or complete redemption of fund shares within seven days after BFDS receives all necessary documents in proper order. However, if you redeem shares recently purchased by check, you may be required to wait up to ten business days before BFDS will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. The payment period may be extended if the Custodian's right to redeem shares of the fund has been suspended or restricted because: (a) trading on the New York Stock Exchange (NYSE) is restricted, as determined by the applicable rules and regulations of the Securities and Exchange Commission (SEC); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has permitted such suspension by order; or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the fund not reasonably practicable.

PARTIAL WITHDRAWALS WITHOUT TERMINATING A PLAN

If you withdraw or sell all of the fund shares in your plan, your plan will normally be terminated. However, if you have owned your plan for at least 45 days, you may request a partial withdrawal or sale of up to 90% of your shares without terminating your plan and keep your plan in effect. If you withdraw your shares from your plan, you will own those shares of the fund directly. If you elect to sell your shares, AIM Investment Services, Inc., the transfer agent for the fund (AIS), formerly known as A I M Fund Services, Inc., will redeem the shares and pay the proceeds to you. While there is no fee for a partial withdrawal or sale, there may be federal income tax consequences to you from engaging in a partial withdrawal or sale of your shares.

    You may request a partial withdrawal or sale by writing BFDS at the address listed in this prospectus or by calling BFDS at (800) 215-2218. You may withdraw or sell your shares by telephone only if:

    (a) the proceeds are made payable to you and mailed to your address of record or transferred electronically to a pre-authorized bank account;

    (b) there has been no change of address of record within the preceding 30 days;

    (c) you can provide proper identification information;

    (d) the proceeds of the withdrawal do not exceed $250,000; and

    (e) your shares are not held in a qualified retirement plan.

    Fund shares you elect to sell are redeemed at their net asset value next determined after BFDS receives a request in proper form. You may sell your shares during the customary trading session of the NYSE. A dealer who fails to submit a request for withdrawal within the prescribed time frame will be responsible for any losses.

    AIM Distributors has made arrangements with certain dealers to accept telephone instructions for the withdrawal of fund shares. AIM Distributors may impose conditions on these dealers, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares). Neither the fund, AIM Distributors, the Custodian, nor BFDS will be liable for any loss, expense or cost arising out of any telephone withdrawal request effected in accordance with the authorization set forth in your account application if they reasonably believe such request to be genuine. Procedures for verification of telephone transactions may include recordings of telephone transactions, requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions.

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------


    While there is currently no limit to the number of partial withdrawals or sales that you can make, the Sponsor could limit you to exercising the partial withdrawal privilege once during each calendar year. Each partial withdrawal or sale must be at least $100. No partial withdrawal will affect the total number of plan investments, the period in which such investments are to be made, or the unpaid balance of scheduled plan investments under your plan.

    After a partial withdrawal and sale of your shares, you may, but are not required to, restore the value of your plan by remitting to BFDS an amount equal to the cash withdrawal. This amount will be used to purchase fund shares for your account at their next determined net asset value. Restoration of a partial liquidation of fund shares held in an IRA account must be made within 60 days. All reinvestments must be at least $500 or the unrestored amount of the cash withdrawal, whichever is less. You must clearly identify replacements of partial cash withdrawals to distinguish them from regular monthly plan investments.

COMPLETE WITHDRAWAL OR TERMINATION

You may terminate your plan at any time by writing to BFDS. When you terminate your plan, you may request that the Custodian deliver the fund shares you have accumulated to an account properly registered in your name and maintained by AIS. You may instead direct the Custodian, as your agent, to redeem your shares and send you the proceeds. The redemption of fund shares is a taxable event. See "Dividends, Capital Gains and Taxes."

    The Custodian requires that certain instructions be submitted in the form of a signed letter with your signature guaranteed. A signature guarantee is designed to protect you, the plan, the Sponsor and the Custodian. Acceptable guarantors are banks, broker-dealers, savings and loan associations, credit unions, national securities exchanges and any other "eligible guarantor institution" as defined in rules adopted by the SEC. A notary public is not an acceptable guarantor. The Sponsor currently does not require signature guarantees for redemption requests of $250,000 or less unless the proceeds are to be paid to a person other than the record owner or are to be sent to an address other than the one of record. You will be given notice if this policy is changed.

    Currently, in addition to these requirements, if you have invested in the plan through an IRA, you should include with your written request for either partial or full redemption of your shares a statement as to whether or not you have attained age 59 1/2.

    Additionally, if you wish to elect out of Federal tax withholding and you have not previously provided BFDS with a completed IRS Form W-4P, your request should include the following acknowledgements:

    You understand that the distributions you receive from your IRA are subject to Federal income tax withholding unless you elect not to have withholding apply. You understand that withholding will only apply to the portion of your distributions that is included in your income subject to Federal income tax. You understand that, if you elect not to have withholding apply to your distributions, or if you do not have enough Federal income tax withheld from your distribution, you may be responsible for payment of estimated tax. And, you understand that you may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

    All documents must be in proper order before any redemption can be executed. You should send redemption requests to BFDS. The redemption price will be the net asset value of your shares next determined after BFDS receives such documents in proper order.

PLAN REINSTATEMENT PRIVILEGE

You may, within 90 days after you have completely terminated your plan, by written request to BFDS, reinstate your plan without any additional sales charge, either:

    (a) By including with the request an amount which is 10% or more of the redemption proceeds, if no refunded sales charges were provided in the termination.

    (b) By including with the request the full amount of all refunded sales charges, plus an amount equal to 10% or more of the shares redeemed, if the termination was done under the privileges described under "Cancellation and Refund Rights."

    If you exercise the Plan Reinstatement Privilege, neither the total number of monthly investments to be made nor the unpaid balance of monthly Plan investments under the plan will be changed.

    The termination of your plan may result in the realization of gain or loss for federal income tax purposes. Any gain will be recognized and subject to the applicable capital gains tax. If a loss is realized, reinstatement of your plan could effect a "wash sale," meaning that the loss will not be recognized for tax purposes. The amount of the non-recognized loss will, however, be added to the cost of the reinstated plan to determine your basis for tax purposes.

    In addition to the Plan Reinstatement Privilege described above, the Sponsor may from time to time permit planholders who have previously terminated their plans to establish new plans on the following terms:

    (a) The Planholder must open the new plan with an investment equal to or less than the amount of the redemption proceeds received upon redemption of the former plan. No Creation and Sales Charges or Custodian fees will be subtracted from the initial investment.

    (b) The number of the next investment due on the new plan will be the number of the next investment due on the former plan at the time it was terminated.

    (c) Creation and Sales Charges on the new plan will be the Creation and Sales Charges that would currently be applicable to the former plan.

    The ability to establish such new plans will not be generally available, but will be available only during such limited time periods as may be specified by the Sponsor from time to time.

EXCHANGING FUND SHARES

After you complete or terminate your plan, or withdraw fund shares in your plan, you may choose to hold shares of the fund directly by instructing the Custodian to deliver your shares to AIS. You will then have the option of exchanging your fund shares for the shares of other AIM and INVESCO funds according to the terms and conditions set forth in each fund's current prospectus. With respect to fund

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

shares withdrawn as part of a partial withdrawal, without completing or terminating a plan, (i) you will not be permitted to exchange those shares for shares of another AIM or INVESCO fund until the end of the 18th month after your initial investment in the plan, and (ii) you will be limited to two exchanges into other AIM and INVESCO funds per calendar year.

PLANHOLDER OPTIONS AND SERVICES
--------------------------------------------------------------------------------

RETIREMENT PLANS

You may use a plan as an investment in a tax-deferred retirement plan, such as an IRA, Simplified Employee Pension (SEP), Profit Sharing Plan or Money Purchase Plan. The Sponsor has detailed information about such plans, including any service fees charged. The annual maintenance fee charged by the Custodian for plans offered by the Sponsor is found under "Service Charges and Other Fees." These fees will be deducted from plan shares unless they are paid in advance. In addition, IRA rollover and transfer contributions can be accepted into a plan. However, a retirement plan may not be established by changing the registration of an existing plan account.

SYSTEMATIC WITHDRAWAL PROGRAM

When you complete all regularly scheduled investments, you may choose to establish a Systematic Withdrawal Program. If you hold your plan through an IRA or other retirement plan, you may choose to establish a Systematic Withdrawal Program prior to Plan completion by notifying the Sponsor that you do not intend to make any further plan investments. Under this program, you may choose to receive monthly or quarterly redemptions in any amount of $50 or more. To provide funds for these payments, the Custodian will redeem shares held in your account at the fund's current net asset value. You may cancel, or change the amount of payments made to you under a Systematic Withdrawal Program at any time. The Sponsor may discontinue offering Systematic Withdrawal Programs by providing 90 days' notice of discontinuance to you.

    If you have not completed a plan, except as described above, you may not establish Systematic Withdrawal Program.

    The payments you receive under a Systematic Withdrawal Program are funded by the redemption of shares of the fund. Accordingly, they will be treated for tax purposes as the sale of a capital asset. The payments will result in the recognition of a capital gain or loss, rather than ordinary income.

FEDERAL INCOME TAX WITHHOLDING

At your election, BFDS may withhold a percentage of any income dividend or capital gains distribution by the fund or any withdrawal from your plan and send that amount to the Internal Revenue Service as a credit against your tax liability. The amount withheld may or may not be equal to the additional taxes you may owe due to the dividend or distribution. If you request this withholding, the number of fund shares purchased with the remainder of the income dividend or capital gains distribution will be less than would have otherwise been the case. You may initiate withholding upon request to BFDS. Once initiated, the withholding remains in effect until you notify BFDS to terminate the withholding.

    Distributions from qualified retirement plans and IRAs are subject to their own rules.

STATEMENTS, REPORTS AND NOTICES

BFDS will mail you a confirmation of each investment stating the price per fund shares purchased, the number of shares purchased after applicable deductions and the total number of fund shares held for your account. At any time, you may contact BFDS to request that confirmations be sent for each transaction. You will also receive at least annually a current fund prospectus and audited financial statements of the fund, including a complete list of all securities held in the fund's portfolio, and copies of all other reports sent by the fund to its shareholders. You will be sent notices of all income dividends and capital gains distributions made with respect to fund shares, together with tax reporting information relating to such dividends and distributions. Any notices, reports or documents required to be given to you as described in this prospectus will be deemed to have been given upon mailing to your address of record, and the date of such mailing will be deemed the date such notice was given.

RIGHTS AND POLICIES
--------------------------------------------------------------------------------

CANCELLATION AND REFUND RIGHTS

You have certain rights of cancellation as follows:

    (a) You have the right to cancel your plan within 45 days after you have received notice of your cancellation rights. You will receive notice regarding your cancellation rights within 60 days after issuance of the plan. If you elect to cancel your plan, you must submit a written request to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. You will receive a cash refund equal to the current net asset value of the fund shares credited to your plan account on the date that the cancellation request is received by BFDS plus all Creation and Sales Charges previously paid.

    (b) You have the right to cancel your plan within 18 months beginning on the date of the issuance of the plan. In this case, you will receive from the Sponsor a cash payment equal to the sum of (1) the current net asset value of the fund shares credited to the account on the date of redemption and (2) the amount by which the Creation and Sales Charges deducted from your investments exceed 15% of the investments made up to the date of redemption. Service charges and other fees are not refundable.

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------


    You will be sent a written notice of the 18-month right of cancellation if:
(a) during the first 15 months after the date of issuance of your plan, you have missed three investments or more; or (b) following the first 15 months after the date of issuance of your plan (but prior to 18 months after such date), you have missed one investment or more. If the Sponsor has previously sent a notice in connection with event (a) above, a second notice will not be sent even if additional investments are missed.

    These notices will inform you of your rights, and will also include the value of the account and the amount you would be entitled to receive upon cancellation, as of the date of the notice. For a cancellation request above $250,000, your signature must be guaranteed.

VOTING RIGHTS

You will receive a notice and proxy statement for each shareholder meeting of the fund. The Custodian will vote the shares held in your account as you instruct on the voting instructions card which will accompany the notice and proxy statement. If the voting instructions card is validly executed and returned without specification of a choice, the shares will be voted in favor of the proposals of the fund's management. The Custodian will vote shares for which no valid voting instructions have been received in the same proportion as it votes shares for which it has received instructions. You may attend any such meetings, and if you desire to vote in person the shares held in your account, you may make a written request to the Custodian for a proxy prior to the meeting which will permit the shares to be voted in person.

TRANSFER OR ASSIGNMENT RIGHTS

To secure a loan, you may assign your right, title and interest in all or a part of your plan to a bank or other lending institution. During the term of an assignment, you will be entitled to all dividends and distributions on your shares. In addition, you may:

    (a) transfer your right, title and interest to another person whose only right shall be the privilege of complete withdrawal from the plan; or

    (b) transfer your right, title and interest to another person, trustee or custodian acceptable to the Sponsor, who has made application to the Sponsor for a similar plan.

    Qualified retirement plans and IRAs are required by federal tax law to be non-assignable.

    The Custodian will, at the request of the assignee, record an assignment until such time as the assignee notifies BFDS that the assignment has been released. No such assignment will be binding on the Custodian until it is recorded. Until the Custodian and the Sponsor have permitted such assignment to be recorded, they may treat you as the sole and absolute owner of the plan and the related fund shares.

TERMINATION OF A PLAN BY THE SPONSOR OR CUSTODIAN

A plan normally remains in existence until you have made 300 investments. Neither the Sponsor nor the Custodian can terminate a plan unless you have failed to make investments for a period of 6 consecutive months from the scheduled due date of the last investment made (including any investments made in advance of their scheduled due dates). For example, if you have made all investments due under your plan through June 30th of a given year (regardless of when such investments were made) and you make no further investments, your plan may not be terminated before December 31st of that same year. Any scheduled investment made prior to the termination of a plan extends the due dates of all future investments for a period equal to the period during which no investments were made. Accordingly, you need only make one investment during each 6-month period to prevent your plan from being terminated.

    A plan may also be terminated if shares of the fund are not available and a substitution is not made. After 300 investments have been made, or on the happening of any of the other events justifying termination, the Sponsor or the Custodian may terminate a plan 60 days after mailing to you a written notice of the termination.

    On termination, the Custodian, acting as your agent, must withdraw the shares from the Custodianship and, as your agent, may surrender for sale all of your fund shares, or sufficient fund shares to pay all authorized deductions. Any adjustment in Creation and Sales Charges or other charges occasioned by virtue of your termination through the exercise of one of the refund privileges will be made at the same time. The shares and/or cash, after payment of all authorized deductions, will be held by the Custodian as your agent for delivery to you upon your instruction. No interest will be paid on any cash balances held. If the Custodian does not receive a response within 60 days after mailing the notice of termination to you, the Custodian, in its discretion, may redeem fund shares held on your behalf and mail a check payable to you to your last known address of record, and you will be deemed to have no further rights under your plan. In no event may terminated plans be resold. Undeliverable shares and cash will be held by the Custodian in trust for your account, subject to applicable abandoned property laws.

SUBSTITUTION OF SHARES

The Sponsor may substitute shares of another investment as the underlying investment if it deems such action to be in the best interests of the planholders. Substituted shares generally will be comparable in character and quality to the fund's shares, and will be registered with the SEC under the Securities Act of 1933, as amended. Before any substitution can be made, the Sponsor must:

    (a) Obtain an order from the SEC approving such substitution under the provisions of Section 26(b) of the Investment Company Act of 1940, as amended (the 1940 Act);

    (b) Give written notice of the proposed substitution to the Custodian;

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------


    (c) Give written notice of the proposed substitution to you, giving a reasonable description of the substituted fund shares, disclosing that, unless you respond within 30 days of the date of mailing of such notice, you will be considered to have agreed to bear your pro rata share of expenses and taxes in connection with the substitution. The pro rata share of expenses and taxes are payable from any income dividends and any capital gains distributions, but if such dividends and distributions are insufficient, the pro rata share of expenses and taxes are collectable by the Custodian from the proceeds of the sale of fund shares held for your account; and

    (d) Provide the Custodian with a signed certificate stating that such notice has been given to you.

    If you do not respond within the 30-day notice period, the Custodian will purchase shares of the substituted fund with your subsequent investments and any dividends and distributions which may be reinvested for your account. If shares of the substituted fund are also to be substituted for the shares already held, the Sponsor must arrange for the Custodian to be furnished, without payment of a sales charge of any kind, with shares of the substituted fund having an aggregate value equal to the value of shares of the fund for which they are to be substituted.

    If fund shares are not available for purchase for a period of 90 days or longer, and the Sponsor fails to substitute other shares, the Custodian may, but is not required to, select another underlying investment. If the Custodian selects a substitute investment, it must first obtain an order from the SEC approving such substitution as specified above and shall then notify you, and if, within 30 days after mailing such notice, you give your written approval of the substitution and agree to bear your pro rata share of actual expenses, including any tax liability sustained by the Custodian, the Custodian may thereafter purchase such substituted shares. Your failure to give such written approval within the 30-day period shall give the Custodian authority to terminate your plan.

    If fund shares are not available for purchase for a period of 90 days or longer, and neither the Sponsor nor the Custodian substitutes other shares, the Custodian has the authority, without further action on its part, to terminate the plans.

PLAN COMPLETION

After you have completed your plan investments, you have the following options:

    (a) Increase the face amount of your plan to continue investing;

    (b) Have the Custodian hold your fund shares until after the 300th investment has been made;

    (c) Register your fund shares in your name and hold them directly or exchange them for shares of another mutual fund, as described above;

    (d) Redeem your fund shares and receive the cash proceeds; or

    (e) Establish a Systematic Withdrawal Program.

    You may also continue the Custodianship after the 300th investment under the plan, subject to the right of the Sponsor or Custodian to terminate the plan.

SERVICE CHARGES AND OTHER FEES
--------------------------------------------------------------------------------

CUSTODIAN FEES AND SPONSOR CHARGES

There are currently no deductions against planholders' accounts or against fund dividends and/or distributions to compensate the Sponsor or the Custodian for its services except the fees and charges described below.

- If you send a plan investment by check or other order for the payment of money which is not honored by the bank on which it is drawn, the Custodian will deduct $5.00 from your account.

- The Custodian will charge you $2.50 for terminating a plan.

- If you request a transfer of all or a portion of the balance of your account by wire, BFDS will deduct a fee of $7.50 from your account.

- A planholder will be charged for reproduction of account history at the rate of $5.00 for each year researched.

- If you establish your plan through an IRA, the Custodian will deduct an annual IRA custodial fee of $10 from your account ($6 will be paid to BFDS, and $4 will be paid to the Sponsor). You may pay this annual fee in advance by sending a separate check to BFDS clearly identified as an IRA custodial fee payment to the Custodian.

    The fund and the Sponsor reserve the right to impose a processing fee of $1.50 for each monthly plan investment received by check (up to a maximum of $5 per event). You do not pay a fee for your initial investment to establish a plan. There is no processing fee on monthly plan investments made through an automatic investment option. The check processing fee is not currently in effect.

    The aggregate amount of Custodian fees deducted by the Custodian with respect to the planholders during the fiscal year ended October 31, 2003 was $167,411.

    All other Custodian fees which would otherwise be charged to the plan or the planholders, or deducted from fund dividends and/or distributions, may be paid by the fund or the Sponsor. Although there is no current intention to do so, the fund reserves the right to cease paying such fees, and the Sponsor reserves the right to cause deductions in the future against the plans, the planholders, and fund dividends and/or distributions to compensate the Custodian for its services.

    There were no aggregate annual charges and deductions for maintenance and other expenses assessed to planholders by the Sponsor for the fiscal years ended October 31, 2003, 2002 and 2001. Distributions, if any, are normally declared in December of each year.

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

DIVIDENDS, CAPITAL GAINS AND TAXES
--------------------------------------------------------------------------------

For federal income tax purposes you are considered to be the owner of the underlying fund shares accumulated in your account. Dividends and distributions on such shares may be paid to you in cash, by check or transferred electronically to a pre-authorized bank account (wire transfers are subject to a $7.50 fee), or reinvested in additional fund shares are taxable to you. See "Taxes" in the accompanying fund prospectus for a discussion of the tax treatment of such dividends and distributions. As soon as practicable after the close of each calendar year, you will be advised of the amount and nature of the ordinary income dividends and capital gain distributions received on your behalf during such year. Qualified retirement plans and IRAs may be entitled to defer taxes until some later date. Participants should consult their tax advisors.

    The Creation and Sales Charges deducted from investments in your plan are not deductible for tax purposes by you, but are included in your tax basis for the fund shares in your account. Any Custodian fee and service charge you may have paid (whether as a deduction from your investments in your plan or as a deduction from the distributions made on the fund shares in your account) may be deductible for tax purposes by you dependent on whether you itemize deductions, the total amount of your miscellaneous itemized deductions and the level of your adjusted gross income.

    Under provisions of the Internal Revenue Code, the Custodian must withhold from dividends and liquidations 28% of all amounts otherwise payable to you if you have not provided the Custodian with a correct certified tax identification number or if you have been notified by the Internal Revenue Service that you are subject to "backup withholding" because of underreporting of reportable payments. The amounts withheld will be credited against your federal income tax liability, and, if withholding results in an overpayment of taxes, you may obtain a refund from the Internal Revenue Service.

    Neither the Custodian, BFDS, nor the Sponsor bears any tax liability arising from the custody of the fund shares or the operations of the Custodianship under the plans. The Custodian, BFDS, and the Sponsor are authorized to incur any expenses deemed necessary or appropriate in connection with any claim or possible claim for taxes against the Custodianship or the accounts of planholders. The Sponsor or the Custodian may, in its discretion, deduct charges against your account on a pro rata basis (determined by reference to the total number of Fund shares affected) in order to pay or set up reserves for such claims and related expenses.

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE CUSTODIAN

The Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, is a corporation organized under the laws of the Commonwealth of Massachusetts and is subject to supervision by the Massachusetts Commissioner of Banks. The Custodian's Internal Revenue Service Employer Identification Number is 04-1867445.

    The duties of the Custodian under the Custodian Agreement include the receipt of all of your investments and income dividends and capital gain distributions on fund shares, the processing of all authorized deductions therefrom and the purchase and retention of fund shares for your accounts. The Custodian also effects partial or complete liquidations of plans in connection with withdrawals or terminations and the various other functions discussed above.

    The Custodian receives and holds in trust without interest all cash and fund shares held by a plan until completion and/or termination of the plan. BFDS keeps a complete record of your account and mails receipts for each of your investments showing the number of shares held for your account, notices (including distribution notices and tax statements), reports to shareholders, prospectuses and proxy material. The Custodian causes periodic audits to be taken of the records it maintains relating to the plans, unless such audits are arranged for by the Sponsor, and prepares and files tax returns and other reports required by law. The Custodian assumes only those responsibilities specifically imposed on it under its Custodian Agreement with the Sponsor. The Custodian has no responsibility for the choice of the underlying investment, for the investment policies and practices of the management of the fund, for the acts or omissions of the Sponsor, for compliance by the Sponsor with the laws of the United States, any state or other jurisdiction relating to the sale, registration or qualification of securities, or for the Sponsor's compliance with any rules, regulations or orders of any regulatory agencies or commissions, for the validity of written designations of beneficiaries executed by planholders, or for signatures guaranteed by persons other than banks or members of national securities exchanges.

    The Custodian is authorized to commingle only those payments, dividends and certificates of fund shares which are held for or received from the various planholders of plans which are subject to this Prospectus. While the Custodian does not assert a lien in general terms on the property held by it, the authorization conferred on the Custodian to make the various deductions discussed above, and in certain cases to sell fund shares, may be considered authorization to the Custodian to create such liens.

    The Custodian Agreement cannot be amended in such a manner as to adversely affect your material rights and privileges without your written consent.

    An unlimited number of plans may be issued under the Custodian Agreement.

    Under certain circumstances as provided in the Custodian Agreement, the Sponsor or the Custodian has the right to terminate the services of the Custodian. However, no such termination or resignation may be made as to the plans then in force unless all fund shares have been liquidated and the proceeds distributed to you, or unless a successor custodian has been designated and has accepted the custodianship. Any successor custodian must be a bank or trust company having at all times aggregate capital, surplus and undivided profits in excess of $1,000,000. Notice of such a change will be sent to you, but your consent is not required.

THE SPONSOR

A I M Distributors, Inc., 11 Greenway Plaza, Houston, Texas 77046, is a Delaware corporation, organized on November 18, 1976. It is a wholly owned subsidiary of A I M Advisors, Inc. (AIM). AIM is a wholly owned subsidiary of A I M Management Group Inc. (AIM Management). AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, is engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. AIM and AIM Management have the same address as AIM Distributors. The address of AMVESCAP PLC is 11 Devonshire Square, London EC2M 4YR, England. AIM Distributors is a member of the National Association of Securities Dealers, Inc. The Sponsor's directors and principal officers, all of whom have the same business address as the Sponsor, are listed below. AIM Distributors' Internal Revenue Service Employer Identification Number is 74-1894784.

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

NAME                   POSITION AND OFFICES WITH SPONSOR     POSITIONS AND OFFICES HELD DURING THE LAST FIVE YEARS
----                   ---------------------------------     -----------------------------------------------------
Gene L. Needles        Chairman, Director, President and     Director, Chairman and Chief Executive Officer, A I M
                         Chief Executive Officer             Distributors, Inc. (registered broker dealer)
                                                             Formerly: President, A I M Distributors, Inc.; Executive
                                                             Vice President, A I M Distributors, Inc.; and Senior Vice
                                                             President, A I M Distributors, Inc.

Mark H. Williamson     Director                              Director, President and Chief Executive Officer, A I M
                                                             Management Group Inc. (financial services holding company);
                                                             Director, Chairman and President, A I M Advisors, Inc.
                                                             (registered investment advisor); Director, A I M Capital
                                                             Management, Inc. (registered investment advisor) and A I M
                                                             Distributors, Inc., Director and Chairman, AIM Investment
                                                             Services, Inc. (registered transfer agent), and Fund
                                                             Management Company (registered broker dealer); and Chief
                                                             Executive Officer, AMVESCAP PLC -- AIM Division (parent of
                                                             AIM and a global investment management firm)
                                                             Formerly: Director, Chairman, President and Chief Executive
                                                             Officer of INVESCO Funds Group Inc. and INVESCO
                                                             Distributors, Inc; Chief Executive Officer, AMVESCAP PLC --
                                                             Managed Products; Chairman and Chief Executive Officer of
                                                             NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                             Investments, Inc.

John S. Cooper         Executive Vice President              Executive Vice President, A I M Distributors, Inc.
                                                             Formerly: Senior Vice President, A I M Distributors, Inc.;
                                                             First Vice President, A I M Distributors, Inc.; Vice
                                                             President, Putnam Investments

Marilyn M. Miller      Executive Vice President              Executive Vice President, A I M Distributors, Inc.
                                                             Formerly: Senior Vice President, A I M Distributors, Inc.

James L. Salners       Executive Vice President              Executive Vice President, A I M Distributors, Inc.

James E. Stueve        Executive Vice President              Executive Vice President, A I M Distributors, Inc.
                                                             Formerly: Senior Vice President, A I M Distributors, Inc.;
                                                             National Sales Manager, A I M Distributors, Inc.; and Field
                                                             Sales Manager, A I M Distributors, Inc.

Raymond R. Cunningham  Senior Vice President                 Senior Vice President and Chief Executive Officer, INVESCO
                                                             Funds Group, Inc.; Chairman and President, INVESCO
                                                             Distributors, Inc.; Senior Vice President and Chief
                                                             Operating Officer, A I M Management Group, Inc.; Senior Vice
                                                             President, A I M Advisors, Inc., AIM Capital Management
                                                             Inc., A I M Distributors, Inc., AIM Investment Services,
                                                             Inc. and Fund Management Company
                                                             Formerly: Chief Operating Officer and Senior Vice President,
                                                             INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.;
                                                             and Senior Vice President GT Global -- North America

Glenda A. Dayton       Senior Vice President                 Senior Vice President, A I M Distributors, Inc.
                                                             Formerly: First Vice President, A I M Distributors, Inc.;
                                                             and Vice President, A I M Distributors, Inc.

Gary K. Wendler        Senior Vice President                 Senior Vice President, A I M Distributors, Inc.
                                                             Formerly: First Vice President, A I M Distributors, Inc.;
                                                             and Vice President, A I M Distributors, Inc.

Stephen H. Bitteker    First Vice President                  First Vice President, A I M Distributors, Inc.

Kevin M. Carome        Vice President                        Director, Senior Vice President, Secretary and General
                                                             Counsel, A I M Management Group Inc. and A I M Advisors,
                                                             Inc.; and Vice President, A I M Capital Management, Inc.
                                                             A I M Distributors, Inc. and AIM Investment Services, Inc.;
                                                             Director, Vice President and General Counsel, Fund
                                                             Management Company
                                                             Formerly: Senior Vice President and General Counsel, Liberty
                                                             Financial Companies, Inc.; and Senior Vice President and
                                                             General Counsel, Liberty Funds Group, LLC

Mary A. Corcoran       Vice President                        Vice President, A I M Distributors, Inc.; Senior Vice
                                                             President, AIM Investment Services, Inc.

Sidney M. Dilgren      Vice President                        Vice President and Fund Treasurer, A I M Advisors, Inc.;
                                                             Senior Vice President, AIM Investment Services, Inc.; and
                                                             Vice President, A I M Distributors, Inc.

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

NAME                   POSITION AND OFFICES WITH SPONSOR     POSITIONS AND OFFICES HELD DURING THE LAST FIVE YEARS
----                   ---------------------------------     -----------------------------------------------------
Dawn M. Hawley         Vice President & Treasurer            Vice President & Treasurer, A I M Distributors, Inc.;
                                                             Director, Senior Vice President and Chief Financial Officer,
                                                             A I M Advisors, Inc.; Vice President and Treasurer, A I M
                                                             Capital Management, Inc.; Director, Senior Vice President
                                                             and Chief Financial Officer, A I M Management Group Inc.;
                                                             and Vice President and Chief Financial Officer, Fund
                                                             Management Company
                                                             Formerly: Treasurer, A I M Advisors, Inc.; Treasurer, A I M
                                                             Management Group Inc.; and Treasurer, Fund Management
                                                             Company

Ofelia M. Mayo         Vice President, General Counsel &     Vice President, General Counsel & Assistant Secretary, A I M
                         Assistant Secretary                 Distributors, Inc.

Kim T. McAuliffe       Vice President                        Vice President, A I M Distributors, Inc.; Senior Vice
                                                             President, AIM Investment Services, Inc.
                                                             Formerly: Vice President, AIM Investment Services, Inc.

Linda L. Warriner      Vice President                        Vice President, A I M Distributors, Inc.; and Senior Vice
                                                             President, AIM Investment Services, Inc.

Kathleen J. Pflueger   Secretary                             Secretary, A I M Distributors, Inc.

Rebecca Starling-Klat  Chief Compliance Officer & Assistant  Chief Compliance Officer & Assistant Vice President, A I M
                         Vice President                      Distributors, Inc.


    Certain of the directors and officers of the Sponsor are trustees and/or officers of, some or all of the investment companies advised or managed by AIM. Directors of the Sponsor do not receive any compensation for their services. Officers and employees of the Sponsor receive no compensation from the Sponsor, but are compensated by AIM Management. All officers and employees of the Sponsor are currently covered by a fidelity bond in the amount of $35,000,000. AIM acts as investment advisor of the fund and receives a fee from the fund for its services.

    The Sponsor is the principal underwriter of the fund and the following other investment companies advised or managed by AIM: AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Sector Funds, AIM Stock Funds, AIM Tax-Exempt Funds, AIM Treasurers' Series Trust and AIM Variable Insurance Funds.

GENERAL

The plans are organized under and are governed by the laws of the Commonwealth of Massachusetts. AIM Summit Investors Plans II is considered to be a unit investment trust under the 1940 Act and is registered as such with the SEC. Such registration does not imply supervision of management or investment practices or policies by the SEC.

    AIM Summit Investors Plans II is presently offered in all states.

    The Sponsor has adopted a Code of Ethics governing personal trading activities of all its directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the funds or obtain information pertaining to such purchase or sale, and certain other employees. The Code of Ethics is intended to prohibit conflicts of interest with the plans that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by the Fund, is permitted by persons covered under the Code subject to certain restrictions; however, those persons are generally required to pre-clear all security transactions with the compliance officer or his designee and to report all transactions on a regular basis.

    The prospectus omits some of the information contained in the registration statement filed with the SEC. The Code of Ethics and other information contained in the plans' registration statement can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Code of Ethics and other information contained in the plans' registration statement is also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and that copies of such information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

TRANSCRIPT OF A HYPOTHETICAL PLAN ACCOUNT(1)
--------------------------------------------------------------------------------

This table shows results of an assumed investment of $50 per month (the minimum monthly investment plan) for the period from the beginning of AIM Summit Investors Plans II, July 19, 1999, to July 1, 2015. The results assume the reinvestment of capital gains distributions and income dividends in additional shares of AIM Summit Fund.

    You should not consider the results shown in this table as a representation of the dividend income or capital gain or loss in a plan today. A plan cannot assure a profit or protect against depreciation in declining markets. Common stock prices fluctuate widely over time.

                                                   DEDUCTIONS FROM PAYMENTS ON PRINCIPAL
                                                 ------------------------------------------     BALANCE OF PAYMENTS ON
                                                        (1)             (2)         (3)         PRINCIPAL AVAILABLE FOR
                        AMOUNT OF PAYMENT        ------------------------------------------    INVESTMENT IN FUND SHARES
                   ---------------------------     UNDERWRITING                               ---------------------------
                    MONTHLY FOR                    COMMISSIONS,                                MONTHLY FOR
                   FIRST YEAR AND                LOADING FEES AND                             FIRST YEAR AND
                      ANNUALLY                   ALL OTHER SIMILAR   INSURANCE     OTHER         ANNUALLY
 DATE OF PAYMENT     THEREAFTER     CUMULATIVE        CHARGES        PREMIUMS    DEDUCTIONS     THEREAFTER     CUMULATIVE
-------------------------------------------------------------------------------------------------------------------------
  July 19, 1999           50              50             25              0            0              25              25
 August 1, 1999           50             100             25              0            0              25              50
September 1, 1999         50             150             25              0            0              25              75
 October 1, 1999          50             200             25              0            0              25             100
November 1, 1999          50             250             25              0            0              25             125
December 1, 1999          50             300             25              0            0              25             150
February 1, 2000          50             400             25              0            0              25             200
  March 1, 2000           50             450             25              0            0              25             225
  April 1, 2000           50             500             25              0            0              25             250
   May 1, 2000            50             550             25              0            0              25             275
  June 1, 2000            50             600             25              0            0              25             300
  July 1, 2000            50             650              0              0            0              50             350
  July 1, 2001           600           1,250              0              0            0             600             950
  July 1, 2002           600           1,850              0              0            0             600           1,550
  July 1, 2003           600           2,450              0              0            0             600           2,150
  July 1, 2004           600           3,050              0              0            0             600           2,750
  July 1, 2005           600           3,650              0              0            0             600           3,350
  July 1, 2006           600           4,250              0              0            0             600           3,950
  July 1, 2007           600           4,850              0              0            0             600           4,550
  July 1, 2008           600           5,450              0              0            0             600           5,150
  July 1, 2009           600          $6,050              0              0            0             600           6,050
  July 1, 2010           600          $6,650              0              0            0             600           6,650
  July 1, 2011           600          $7,250              0              0            0             600           7,250
  July 1, 2012           600          $7,850              0              0            0             600           7,850
  July 1, 2013           600          $8,450              0              0            0             600           8,450
  July 1, 2014           600          $9,050              0              0            0             600           9,050
  July 1, 2015           600          $9,650            $ 0             $0           $0            $600          $9,650


                    LIQUIDATING
                   VALUE OF FUND
 DATE OF PAYMENT     SHARES(2)
                   -------------
  July 19, 1999          48.23
 August 1, 1999          98.40
September 1, 1999       124.65
 October 1, 1999        173.12
November 1, 1999        227.50
December 1, 1999        272.70
February 1, 2000        379.38
  March 1, 2000         418.95
  April 1, 2000         437.78
   May 1, 2000          460.99
  June 1, 2000          536.19
  July 1, 2000          575.73
  July 1, 2001          866.55
  July 1, 2002        1,087.84
  July 1, 2003       $1,809.76
  July 1, 2004             --
  July 1, 2005             --
  July 1, 2006             --
  July 1, 2007             --
  July 1, 2008             --
  July 1, 2009             --
  July 1, 2010             --
  July 1, 2011             --
  July 1, 2012             --
  July 1, 2013             --
  July 1, 2014             --
  July 1, 2015             --

(1) The transcript assumes that there has been no lapse or cancellation of your Plan.
(2) The inception date of Class II Shares is July 19, 1999. Liquidation value is determined the last day of each month.

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of A I M Distributors, Inc. and
Planholders of AIM Summit Investors Plans II

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Summit Investors Plans II (the "Plans") at October 31, 2003, the results of its operations and the changes in its net assets for each of the three years in the period then ended and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Plans' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities held as trust property at October 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
February 23, 2004

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

AIM SUMMIT INVESTORS PLANS II
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2003

ASSETS:
  AIM Summit Fund shares, at value (Plans' investment at
     cost $102,581,629)                                       $97,724,068
  Cash                                                             41,942
-------------------------------------------------------------------------
     Total assets                                              97,766,010
=========================================================================
LIABILITIES:
  Creation and sales charges payable                               41,942
-------------------------------------------------------------------------
     Total liabilities                                             41,942
=========================================================================
NET ASSETS (Equivalent to $9.19 per share based on
  10,633,739 shares of beneficial interests owned on
  outstanding plans)                                          $97,724,068
_________________________________________________________________________
=========================================================================

STATEMENT OF OPERATIONS
FOR THE YEARS ENDED OCTOBER 31, 2003, 2002 AND 2001

                                                                   2003           2002            2001
                                                                -----------   ------------    ------------
----------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on plan liquidations and investments:
  Distributions of capital gains on shares of AIM Summit
     Fund                                                       $        --   $         --    $  3,075,142
  Net realized gain (loss) on plan liquidations                  (2,196,510)    (1,242,038)       (678,222)
  Unrealized appreciation (depreciation) of investments          19,589,427     (9,473,758)    (14,855,670)
----------------------------------------------------------------------------------------------------------
Net gain (loss) from plan liquidations and investments           17,392,917    (10,715,796)    (12,458,750)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    $17,392,917   $(10,715,796)   $(12,458,750)
__________________________________________________________________________________________________________
==========================================================================================================

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2003, 2002 AND 2001

                                                         2003                         2002                        2001
                                               -------------------------    ------------------------    -------------------------
                                                 AMOUNT         SHARES        AMOUNT        SHARES         AMOUNT        SHARES
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period         $46,209,033     6,269,882    $26,249,116    2,807,392    $ 15,067,527      660,277
---------------------------------------------------------------------------------------------------------------------------------
Planholders investments:
  Additions from Planholder Payments            43,463,265                   39,039,371                   33,372,374
  Less:
    Creation and sales charges                  (2,986,046)                  (5,241,866)                  (8,239,876)
    Custodian charges                             (167,411)                    (150,243)                     (94,972)
---------------------------------------------------------------------------------------------------------------------------------
  Amount invested in AIM Summit Fund shares     40,309,808     5,152,216     33,647,262    3,774,536      25,037,526    2,074,035
---------------------------------------------------------------------------------------------------------------------------------
Net investment income and distributions of
  capital gains reinvested:
  Net investment income and distributions of
    capital gains                                       --                           --                    3,075,142
  Less: Amount paid in cash                             --                           --                      (16,343)
---------------------------------------------------------------------------------------------------------------------------------
                                                        --            --             --           --       3,058,799      182,912
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on plan liquidations   (2,196,510)                  (1,242,038)                    (678,222)
Unrealized appreciation (depreciation) of
  investments                                   19,589,427                   (9,473,758)                 (14,855,670)
Planholder liquidations                         (6,187,690)     (788,359)    (2,971,549)    (312,046)     (1,380,844)    (109,832)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period               $97,724,068    10,633,739    $46,209,033    6,269,882    $ 26,249,116    2,807,392
_________________________________________________________________________________________________________________________________
=================================================================================================================================

 See accompanying notes which are an integral part of the financial statements.

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

AIM SUMMIT INVESTORS PLANS II
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Investors Plans II (the "Plans") is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for unit investment trusts which permit management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION:

The investment, which consists exclusively of shares of AIM Summit Fund (the "Fund"), is valued at the net asset value of AIM Summit Fund shares on October 31, 2003.

B. FEDERAL INCOME TAXES:

No provision is made for Federal income taxes as all income dividends and capital gain distributions received by Planholders are treated as if received directly from the underlying Fund.

C. TRANSACTION DATES:

Share transactions are recorded on a trade date basis. Dividend income and capital gain distributions are recorded on the ex-dividend date.


NOTE 2--PLANHOLDERS' COST OF AIM SUMMIT FUND AND VALUE OF PLANS OUTSTANDING

The investment in AIM Summit Fund is carried at average cost, which represents the amount available for investment (including reinvested dividends of net investment income and realized gains) in such shares after deduction of sales charges and custodian fees, if applicable, and unrealized market appreciation (depreciation). The net value of the Plans outstanding is as follows:
                               PLANS OUTSTANDING
                                OCTOBER 31, 2003

Total payments made by Planholders on Plans outstanding (net of
  liquidations)                                                    $122,860,334
Net investment income dividends and distributions of capital
  gains reinvested                                                    3,301,833
-------------------------------------------------------------------------------
     Total                                                          126,162,167
Less:
  Creation and Sales Charges                                        (23,156,435)
  Custodian charges                                                    (424,103)
-------------------------------------------------------------------------------
Net investment in AIM Summit Fund 2003 shares (average cost)        102,581,629
Unrealized appreciation (depreciation) of investments                (4,857,561)
-------------------------------------------------------------------------------
Value of Plans outstanding                                         $ 97,724,068
_______________________________________________________________________________
===============================================================================

NOTE 3--AFFILIATED TRANSACTIONS

A I M Distributors, Inc., a wholly owned subsidiary of A I M Advisors, Inc., and Sponsor of AIM Summit Investors Plans II, received Creation and Sales Charges from investments into the Plans. Portions of these sales charges were reallocated to financial intermediaries. A I M Distributors, Inc. retained approximately $228,019, $406,789 and $742,937 as its portion of the Creation and Sales Charges on sales of AIM Summit Investors Plans II during the years ended October 31, 2003, 2002 and 2001, respectively.

    Pursuant to the Custodian Agreement, dated April 29, 1999, as amended effective July 24, 2000, planholders who maintain their accounts as investments in an IRA for which State Street Bank and Trust Company acts as custodian pay a $10.00 annual account maintenance fee, of which $6.00 is paid to Boston Financial Data Services, and $4.00 is paid to A I M Distributors, Inc. The planholders paid A I M Distributors, Inc. $61,928, $54,328 and $36,516 for 2003, 2002 and 2001, respectively.

NOTE 4--FINANCIAL HIGHLIGHTS--AIM SUMMIT INVESTORS PLANS II

The following schedule presents financial highlights for a share of the Plan for the year ended October 31, 2003.

                                                                      2003
                                                                     -------
Net asset value, beginning of period                                 $  7.37
Income from investment operations:
  Net gains on securities (both realized and unrealized)                1.82
----------------------------------------------------------------------------
Total from investment operations                                        1.82
Net asset value, end of period                                       $  9.19
----------------------------------------------------------------------------
Total return(a)                                                        24.69%
____________________________________________________________________________
============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales and creation charges or any expenses deducted from planholder accounts.

NOTE 5--LEGAL PROCEEDINGS

The Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing"

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

NOTE 5--LEGAL PROCEEDINGS (CONTINUED)

and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.
A.  Regulatory Inquiries and Actions

    1.  IFG

    On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

    The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

    The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

    2.  AIM

    AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

    3.  AMVESCAP Response

    AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.
B. Private Actions

    In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

NOTE 5--LEGAL PROCEEDINGS (CONTINUED)

duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; recission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

    IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

    At the present time, management of the Sponsor, AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Plan, the Fund or AIM.

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors of
A I M Distributors, Inc.

We have audited the accompanying statement of financial condition of A I M Distributors, Inc. (the Company), as of December 31, 2003, and the related statements of operations, changes in stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of A I M Distributors, Inc., at December 31, 2003, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
February 12, 2004

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

A I M DISTRIBUTORS, INC.
--------------------------------------------------------------------------------

STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 2003

                                        ASSETS

CASH EQUIVALENTS, affiliated registered investment companies                $56,797,507
ACCOUNTS RECEIVABLE:
  Due from dealers for sales of capital stock of affiliated
     registered investment companies                          $   159,907
  Due from affiliated registered investment companies          19,946,008
  Commissions receivable                                          139,643
---------------------------------------------------------------------------------------
                                                                             20,245,558

SEGREGATED TRUST ACCOUNTS                                                     1,558,559

OTHER ASSETS                                                                    201,497
---------------------------------------------------------------------------------------
     Total assets                                                           $78,803,121
_______________________________________________________________________________________
=======================================================================================

                         LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
  Accounts payable and accrued expenses                       $ 1,308,364
  Due to affiliated registered investment companies for
     sales of capital stock                                       159,633
  Due to dealers for redemptions from affiliated registered
     investment companies                                         253,124
  Due to dealers for distribution fees                         46,663,289
  Due to affiliated companies                                   7,954,518
  State income taxes payable                                    1,486,385
---------------------------------------------------------------------------------------
     Total liabilities                                                       57,825,313
=======================================================================================
STOCKHOLDER'S EQUITY:
  Common stock, $1 par value, 1,000 shares authorized, 10
     shares issued and outstanding                            $        10
  Additional paid-in capital                                    1,378,990
  Retained earnings                                            19,598,808
---------------------------------------------------------------------------------------
     Total stockholder's equity                                              20,977,808
---------------------------------------------------------------------------------------
     Total liabilities and stockholder's equity                             $78,803,121
_______________________________________________________________________________________
=======================================================================================

                            See accompanying notes.

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

A I M DISTRIBUTORS, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INCOME:
  Underwriting income                                              $  6,976,603
  Marketing servicing fees allocated from
     affiliates                                                     141,890,764
  Distribution fees                                                  27,827,005
  Sponsor fees on periodic payment investment
     plans, net of commissions paid                                     273,457
  Interest and other income                                             310,095
-------------------------------------------------------------------------------
     Total operating income                                         177,277,924
EXPENSES:
  Dealers' concessions                              $  4,538,108
  Allocations from affiliates                         57,099,874
  Compensation allocation from affiliates             81,075,986
-------------------------------------------------------------------------------
     Total operating expenses                                       142,713,968
===============================================================================
     Income before income taxes                                      34,563,956
INCOME TAX EXPENSE:
  Current                                           $ 13,103,541
-------------------------------------------------------------------------------
     Net income                                                    $ 21,460,415
_______________________________________________________________________________
===============================================================================

STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
YEAR ENDED DECEMBER 31, 2003

                                     ADDITIONAL                        TOTAL
                           COMMON     PAID-IN        RETAINED      STOCKHOLDER'S
                           STOCK      CAPITAL        EARNINGS         EQUITY
                           ------    ----------    ------------    -------------
BALANCE, January 1, 2003    $10      $1,378,990    $  9,693,398    $ 11,072,398
  Net income                 --              --      21,460,415      21,460,415
  Dividends paid             --              --     (11,555,005)    (11,555,005)
--------------------------------------------------------------------------------
BALANCE, December 31,
  2002                      $10      $1,378,990    $ 19,598,808    $ 20,977,808
________________________________________________________________________________
================================================================================

                            See accompanying notes.

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------

A I M DISTRIBUTORS, INC.
--------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                 $ 21,460,415
-----------------------------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Change in operating assets and liabilities:
     Increase in accounts receivable                          $(18,026,602)
     Decrease in other assets                                       29,315
     Increase in segregated trust account                           (6,173)
     Increase in amounts due to affiliated registered
      investment companies for sales of capital stock               92,721
     Decrease in due to dealers for redemptions from
      affiliated registered investment companies                   (59,087)
     Increase in distribution fee due dealers                   46,663,289
     Decrease in due to affiliated companies                     5,522,689
     Increase in state income taxes payable                        409,037
     Increase in accounts payable and accrued expenses             994,164
-----------------------------------------------------------------------------------------
       Total adjustments                                                       35,619,353
-----------------------------------------------------------------------------------------
       Net cash provided by operating activities                               57,079,768
=========================================================================================
CASH FLOWS FROM FINANCING ACTIVITIES:
       Dividends paid                                                         (11,555,005)
-----------------------------------------------------------------------------------------
       Net cash used in financing activities                                  (11,555,005)
-----------------------------------------------------------------------------------------
NET INCREASE IN CASH EQUIVALENTS                                               45,524,763
CASH EQUIVALENTS, beginning of year                                            11,272,744
-----------------------------------------------------------------------------------------
CASH EQUIVALENTS, end of year                                                $ 56,797,507
_________________________________________________________________________________________
=========================================================================================

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS AND SUPPLEMENTAL INFORMATION
DECEMBER 31, 2003

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


BASIS OF PRESENTATION

A I M Distributors, Inc. (the "Company"), is a wholly owned subsidiary of A I M Advisors, Inc. ("Advisors"). Advisors is owned by A I M Management Group, Inc. ("Management"), which in turn is owned by AVZ, Inc. ("AVZ"), the ultimate U.S. parent of the Company. AVZ is owned by AMVESCAP PLC, a publicly traded holding company that, through its subsidiaries, is engaged in institutional investment management and retail mutual fund businesses in North America, Europe, and the Pacific Region.

    The Company is registered as a broker-dealer in securities under the Securities Exchange Act of 1934.

    The Company acts as the principal underwriter and distributor for certain affiliated registered investment companies.

CASH EQUIVALENTS

The Company considers highly liquid assets such as the amounts in affiliated money market funds to be cash equivalents.

SEGREGATED TRUST ACCOUNTS

The segregated trust accounts represent a short-term U.S. Government agency discount note on deposit in a segregated trust account and includes an amount held in a segregated savings account as required by the Investment Company Act of 1940. The required amounts are determined in accordance with the requirements of the Investment Company Act of 1940 to provide cash reserves for refunds that may be required if investors in a unit investment trust exercise their right to surrender or withdraw. This note is recorded at fair market value at December 31, 2003, which approximates amortized cost.

UNDERWRITING INCOME

Underwriting income represents sales charges on sales of capital stock of affiliated registered investment companies and is recorded on a trade-date basis.

DISTRIBUTION FEES

The Company receives fees from affiliated registered investment companies pursuant to 12b-1 plans (Investment Company Act of 1940) adopted by the affiliated registered investment companies. Such

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------
A I M DISTRIBUTORS, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS AND SUPPLEMENTAL INFORMATION--(CONTINUED)
DECEMBER 31, 2003

fees are paid to the Company as compensation for expenses incurred by the Company for the distribution of shares of the affiliated registered investment companies. The fees are based on a specified annual percentage of a fund's average daily net assets and are accrued on a monthly basis. In some cases, these fees are reimbursements for actual amounts incurred by the Company.

DEALERS' CONCESSIONS

Dealers' concessions represent amounts paid to other dealers upon sales of Class A shares of affiliated registered investment companies and are recorded on a trade-date basis, net of Class A share contingent deferred sales charges ("CDSC") of $4,527,158.

TRANSACTIONS WITH AFFILIATED COMPANIES

The Company is allocated expenses by an affiliated company based upon estimates of time devoted to the operations of the Company by personnel of the affiliated company and usage of shared facilities. The Company is also allocated revenue primarily by Advisors for services performed in marketing efforts for affiliated registered investment companies managed by those companies. The revenue allocation is intended to reimburse the Company for current expenses.

    The Company has entered into an agreement with Management, whereby Management provides funding to the Company for payment of Class B and Class C share commissions. Management obtains the rights to certain future revenues to be generated by the Class B and Class C shares under the respective fund's 12b-1 plan provisions and contingent deferred sales charge provisions for a purchase price equal to a percentage of the price at which each Class B and Class C share is sold. Such transactions occur daily and have been accounted for as sale transactions. No gain or loss from this arrangement is reflected in the Company's financial statements since the amount paid by Management equals the commissions paid by the Company relating to the sale of Class B and Class C shares. Accordingly, amounts received from the respective funds under the 12b-1 plan provisions and CDSC provisions are not recorded as revenue by the Company as Management owns the rights to such fees.

FEDERAL INCOME TAXES

For federal income tax purposes, the Company's income is included in the consolidated income tax return filed by AVZ. Deferred and current taxes are provided at the statutory rate in effect during the year (35 percent) by the members of the consolidated group based on the amount that the respective member would pay or have refunded if it were to file a separate return. The effective tax rate was 37.9 percent due primarily to the effect of state taxes. At December 31, 2003, there were no deferred tax assets or liabilities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. NET CAPITAL REQUIREMENTS

In accordance with regulations of the Securities and Exchange Commission (the "SEC"), the Company must maintain minimum net capital, as defined. The Company utilizes the "Alternative Standard" method of Net Capital Computation pursuant to SEC Rule 15c3-1 which requires the Company to maintain minimum net capital of $250,000. However, the Company intends to maintain regulatory net capital of at least $300,000 in order to be in compliance with the early warning rules. At December 31, 2003, the Company had net capital of $11,392,317 which exceeded required net capital of $250,000 by $11,142,317.

3. CONCENTRATION OF CREDIT RISK

The Company is engaged in brokerage activities in which counterparties primarily include broker-dealers. In the event that counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparty. It is the Company's policy to review, as necessary, the credit standing of each counterparty.

4. REGULATORY INQUIRIES AND ACTIONS

An indirect wholly owned subsidiary of AMVESCAP PLC, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, Advisors succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF. IFG and Advisors are investment advisor affiliates of the Company.

    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both Advisors and IFG are the subject of, or are involved in, a number of such matters, as described below.

IFG

On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of Management, Senior Vice President of Advisors and Senior Vice President of the Company. In addition, on December 2, 2003, the State of Colorado filed civil

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------
A I M DISTRIBUTORS, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS AND SUPPLEMENTAL INFORMATION--(CONTINUED)
DECEMBER 31, 2003

proceedings against IFG. While the various complaints assert a number of legal theories, two general claims predominate: (1) that IFG, by allowing "market timing" trading, violated the anti-fraud provisions of the federal securities laws, and (2) that by allowing "market timing" trading, IFG breached its fiduciary duties -- as established by state common law or federal statute -- to the funds and/or individual investors. Neither the Company nor any of the affiliated registered investment companies for which the Company acts as the principal underwriter and distributor has been named as a defendant in any of these proceedings.

    The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting "market timing" of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

    The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly, from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning "market timing" activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc., and the SEC. IFG is cooperating fully with respect to these inquiries.

ADVISORS

Advisors has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning "market timing" activity, late trading, fair value pricing, and related issues concerning the AIM Funds. Advisors has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, Advisors has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. Advisors has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals. Advisors is cooperating fully with respect to these inquiries.

AMVESCAP PLC RESPONSE

AMVESCAP PLC is seeking to resolve both the pending regulatory complaints against IFG alleging "market timing" and the ongoing "market timing" investigations with respect to IFG and Advisors. On January 14, 2004, AMVESCAP PLC announced that its ongoing internal review had revealed situations in which shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP PLC to examine the impact of these activities. In light of these findings, AMVESCAP PLC has publicly stated that any AIM or INVESCO fund, or any shareholders thereof, harmed by the activities of accommodated third-party market timers will receive full restitution. AMVESCAP PLC has informed regulators of these findings.

    There can be no assurance that AMVESCAP PLC will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and Advisors, or any other investment advisor directly or indirectly owned by AMVESCAP PLC, from serving as an investment advisor to any registered investment company. The Company has been informed by Advisors that, if either of these results occurs, Advisors will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

PRIVATE ACTIONS

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various AMVESCAP-affiliated parties (including, certain INVESCO Funds, certain AIM Funds, IFG, Advisors, Management, AMVESCAP PLC, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO funds inadequately employed fair value pricing or improperly paid Rule 12b-1 fees. Such

                         -----------------------------
                         AIM SUMMIT INVESTORS PLANS II
                         -----------------------------
A I M DISTRIBUTORS, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS AND SUPPLEMENTAL INFORMATION--(CONTINUED)
DECEMBER 31, 2003

lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain funds' advisory agreements with Advisors; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

    IFG has removed certain of the state court proceedings to the applicable federal district court. The Judicial Panel on Multidistrict Litigation (the "Panel") recently has ordered that efficiency will be achieved if all actions alleging "market timing" throughout the industry are transferred to the District of Maryland for coordinated pretrial discovery. IFG and Advisors anticipate that the Panel will issue orders to transfer actions pending against them to the multidistrict litigation as well.

    At the present time, the Company has not been named in any of these proceedings. However, lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Company, IFG, Advisors, AMVESCAP PLC, and related individuals in the future.

    At the present time, management of Advisors and the Company is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Company or Advisors. Advisors intends to make additional capital contributions to maintain the Company's capital at the required minimum level as necessary.